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                                                           EXHIBIT 10(iii).8



                           1994 AMENDED AND RESTATED
                      STOCK OPTION AND INCENTIVE PLAN FOR
                         KEY EMPLOYEES OF SAFEWAY INC.


         Safeway Inc., a corporation organized under the laws of the State of Delaware (and the successor to Safeway Stores, Incorporated) hereby adopts this 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc. The Plan was originally adopted in 1986 and was amended and restated on July 18, 1990. The Plan was further amended effective October 10, 1991 and December 13, 1991. The purposes of this Plan are as follows:

         (1) To further the growth, development and financial success of the Company by providing additional incentives to certain of its key Employees who have been or will be given responsibility for the management or administration of the Company's business affairs, by assisting them to become owners of capital stock of the Company and thus to benefit directly from its growth, development and financial success.

         (2) To enable the Company to obtain and retain the services of the type of professional, technical and managerial employees considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of capital stock of the Company under options, including options that are intended to qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE I

                                  DEFINITIONS

         Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

Section 1.1 - Award Limit

         (a) With respect to executive officers of the Company and with respect to Employees (other than executive officers of the Company) solely for their year of hire, "Award Limit" shall mean 500,000 shares of Common Stock or, as the context may require, Options to acquire 500,000 shares of Common Stock.

         (b) With respect to Employees other than executive officers of the Company for each year after their year of hire, "Award Limit" shall mean 200,000 shares of Common Stock or, as the context may require, Options to acquire 200,000 shares of Common Stock.

Section 1.2 - Board

         "Board" shall mean the Board of Directors of the Company.
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Section 1.3 - Bonus Plan

         "Bonus Plan" shall mean collectively The Operating Performance Bonus Plan for Executive Officers of Safeway Inc. and the Operating Performance Bonus Plan for Key Employees of Safeway, Inc.

Section 1.4 - Bonus Stock

         "Bonus Stock" shall mean Common Stock awarded pursuant to Article VI of this Plan.

Section 1.5 - Bonus Stockholder

         "Bonus Stockholder" shall mean an Executive to whom Bonus Stock has been awarded under this Plan.

Section 1.6 - Code

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

Section 1.7 - Committee

         "Committee" shall mean the Stock Option Committee of the Board, appointed as provided in Section 8.1.

Section 1.8 - Common Stock

         "Common Stock" shall mean the Common Stock, par value $.01 per share, of the Company.

Section 1.9 - Company

         "Company" shall mean Safeway Inc.

Section 1.10 - Consultant

         "Consultant" shall mean any person who is not an Employee and who renders services to the Company, or any entity which is then a Parent Corporation or a Subsidiary, as a consultant or as an adviser, whether as an independent contractor or an employee of an employer, and whether such person renders such services at the time this Plan is adopted or renders such services subsequent to the adoption of this Plan.

Section 1.11 - Director

         "Director" shall mean a member of the Board.

Section 1.12 - Disability

         "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.





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Section 1.13 - Employee

         "Employee" shall mean any employee (as defined in accordance with the regulations and revenue rulings then applicable under Section 340l(c) of the
Code) of the Company, or of any entity which is then a Parent Corporation or a Subsidiary, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

Section 1.14 - Executive

         "Executive" shall mean any Employee eligible for a bonus award under the Bonus Plan.

Section 1.15 - Fair Market Value

         "Fair Market Value" of a share of Common Stock as of any given date shall mean: (i) the closing price of the Common Stock on the New York Stock Exchange on such date or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the stock is then listed as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the stock on such date as reported by NASDAQ or such successor quotation system; or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on such date, as determined in good faith by the Committee; or
(iv) if the Company's stock is not publicly traded, the fair market value established by the Committee acting in good faith. In determining the Fair Market Value of the Company's Common Stock under subsection (i) of this Section 1.16, the Committee may rely on the closing price as reported in the New York Stock Exchange composite transactions published in the Western Edition of the Wall Street Journal.

Section 1.16 - Incentive Stock Option

         "Incentive Stock Option" shall mean an Option which qualifies under
Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

Section 1.17 - Non-Qualified Option

         "Non-Qualified Option" shall mean an Option which is not an Incentive Stock Option.

Section 1.18 - Officer

         "Officer" shall mean an officer of the Company, any Parent Corporation or any Subsidiary.

Section 1.19 - Option

         "Option" shall mean an option to purchase Common Stock of the Company, granted under the Plan. "Options" includes both Incentive Stock Options and Non-Qualified Options.





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Section 1.20 - Optionee

         "Optionee" shall mean an Employee to whom an Option is granted under the Plan.

Section 1.21 - Parent Corporation

         "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

Section 1.22 - Plan

         "Plan" shall mean this 1994 Amended and Restated Stock Option and Incentive Plan for Key Employees of Safeway Inc.

Section 1.23 - Secretary

         "Secretary" shall mean the Secretary of the Company.

Section 1.24 - Securities Act

         "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.25 - Subsidiary

         (a) Except as provided in subsection (b) below, with respect to Incentive Stock Options and with respect to Nonqualified Stock Options granted before January 31, 1994, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         (b) With respect to Bonus Stock, Nonqualified Stock Options granted on or after January 31, 1994 and, if the Committee shall so determine in its absolute discretion, with respect to Non-Qualified Stock Options granted before such date which are designated by the Committee and with respect to Incentive Stock Options granted at any time which are designated by the Committee, "Subsidiary" shall mean (i) any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain and (ii) any other entity in which the Company has a substantial ownership interest and which has been so designated by the Committee in its absolute discretion; provided, however, that if the Committee so designates an Incentive Stock Option, to the extent required by Section 422 of the Code and the then applicable regulations and revenue rulings, such Incentive Stock Option shall thereafter be deemed to be a Nonqualified Stock Option.

Section 1.26 - Termination of Employment





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  "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee or Bonus Stockholder and the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death or retirement, but, except with respect to Incentive Stock Options as required by Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section, excluding terminations where there is a simultaneous reemployment by the Company, a Parent Corporation or a Subsidiary; provided, however, that with respect to Bonus Stock, Nonqualified Stock Options granted on or after January 31, 1994 and, if the Committee shall so determine in its absolute discretion, with respect to Non-Qualified Stock Options granted before such date which are designated by the Committee and with respect to Incentive Stock Options granted at any time which are designated by the Committee, when such termination is simultaneously accompanied by commencement of an engagement of the Optionee or Bonus Stockholder as a Consultant to the Company, a Parent Corporation or a Subsidiary, no Termination of Employment shall then occur and Termination of Employment with respect to such Optionee or Bonus Stockholder shall then mean Termination of Service with respect to such employment; provided, however, that if the Committee so designates an Incentive Stock Option, to the extent required by Section 422 of the Code and the then applicable regulations and revenue rulings, such Incentive Stock Option shall thereafter be deemed to be a Nonqualified Stock Option. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

Section 1.27 - Termination of Service

         "Termination of Service" shall mean the time when the engagement of Optionee or Bonus Stockholder as a Consultant to the Company, a Parent Corporation or a Subsidiary is terminated for any reason, with or without cause, including without limitation, resignation, discharge, death or retirement; provided that, except with respect to Incentive Stock Options as required by Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section, when such termination is simultaneously accompanied by commencement of employment with the Company, a Parent Corporation or a Subsidiary, no Termination of Service shall then occur and Termination of Service with respect to such Optionee or Bonus Stockholder shall thereafter mean Termination of Employment with respect to such employment. The Committee, in its absolute discretion, shall determine all questions relating to Termination of Service.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.1 - Shares Subject to Plan

         (a) The shares of stock subject to Options and awarded as Bonus Stock shall be shares of the Company's Common Stock. The aggregate number of such shares which may be issued upon exercise of Options or as Bonus Stock shall not exceed 18,000,000 (8,000,000 of which were authorized under





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the original Plan (prior to first amendment and restatement of the Plan on July
18, 1990), 6,000,000 of which were authorized by the first amendment and restatement of the Plan on July 18, 1990 and 4,000,000 of which were authorized by the Plan as amended on October 10, 1991.

         (b) No individual shall receive Options for more than the Award Limit during any calendar year. To the extent required by Section 162(m) of the Code, options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

Section 2.2 - Unexercised Options

         If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

Section 2.3 - Changes in Common Stock

         In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options may be granted and in the number and kind of shares of Bonus Stock which may be awarded, including adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options and of the Award Limit set forth in Section 1.1.

                                  ARTICLE III

                              GRANTING OF OPTIONS

Section 3.1 - Eligibility

         Any key Employee of the Company or of any corporation which is then a Parent Corporation or a Subsidiary shall be eligible to be granted Options, except as provided in Section 3.2.

Section 3.2 - Qualification of Incentive Stock Options

         No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

Section 3.3 - Granting of Options

(a)  The Committee shall from time to time, in its absolute discretion:





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                 (i)  Determine which Employees are key Employees and select from among the key Employees (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options; and

                 (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to such selected key Employees, and determine whether such Options are to be Incentive Stock Options or Non-Qualified Options; and

                 (iii) Determine the terms and conditions of such Options, consistent with the Plan, including, but not limited to such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

         Notwithstanding the above, the Committee may delegate certain powers relating to the granting of Options as it deems appropriate to executive officers of the Company including the power to determine the number of shares to be subject to Options (subject to a maximum amount set by the Committee), whether such Options are to be Incentive Stock Options or Non-Qualified Options and to determine the terms and conditions of such Options; provided, however, that the Committee shall not delegate any powers that are required to be exercised by the Committee under Section 16(b) of the Securities Exchange Act of 1934, as amended, or any rules promulgated thereunder, or Section 162(m) of the Code, or any regulations or rules issued thereunder.

         (b) Upon the selection of an Employee to be granted an Option, the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its absolute discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options which have been previously granted to him. An Option the grant of which is conditioned upon such surrender may have an option price lower (or higher) than the option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, option period or any other term or condition of the surrendered Option.

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.1 - Option Agreement

         Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized Officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with the Plan, including, but not limited to, such terms and conditions as may be required in order for such Options to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to qualify such Options as "incentive stock options" under Section 422 of the Code.





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Section 4.2 - Option Price

         The price of the shares subject to each Option shall be set by the Committee; provided, however, that (i) the price per share of a Non-Qualified Option shall be not less than the lesser of 100% of the Fair Market Value of such shares on the date such Option is granted or the average of the Fair Market Values of such shares on the five most recent trading days prior to the date that such Option is granted, and (ii) the price per share of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such shares on the date such Option is granted; provided, further, that, in the case of an Incentive Stock Option granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the price per share shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted.

Section 4.3 - Commencement of Exercisability

         (a) Subject to the provisions of Sections 4.3(b), 4.3(c) and 9.3, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option; provided, however, that no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months after the date the Option is granted and provided, further, that by a resolution adopted after an Option is granted the Committee may, on such terms and conditions as it may determine to be appropriate and subject to Sections 4.3(b), 4.3(c) and 9.3, accelerate the time at which such Option or any portion thereof may be exercised.

         (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable.

         (c) Notwithstanding any other provision of this Plan, in the case of an Incentive Stock Option, the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the shares of the Company's stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code) are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company, any Subsidiary and any Parent Corporation) shall not exceed $100,000.

Section 4.4 - Expiration of Options

         (a) No Option may be exercised to any extent by anyone after the first to occur of the following events:

                 (i) In the case of an Incentive Stock Option, (1) the expiration of ten years from the date the Option was granted or (2) in the case of an Optionee owning (within the meaning of Section 424(d) of the Code), at the time the Incentive Stock Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company, any Subsidiary or any Parent Corporation, the expiration of five years from the date the Incentive Stock Option was granted; or

                 (ii) In the case of a Non-Qualified Option, the expiration of fifteen years and one day from the date the Option was granted; or





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                 (iii)  The expiration of three months from the date of the
         Optionee's Termination of Employment for any reason other than such Optionee's death, Disability, or retirement; or

                 (iv) The expiration of one year from the date of the Optionee's Termination of Employment by reason of the Optionee's death, Disability or retirement on or after age 55 in accordance with the Company's retirement policies, as then in effect; or

                 (v) The engagement by the Employee in willful misconduct which injures the Company, any Parent Corporation or any of its Subsidiaries.

         (b) Subject to the provisions of Section 4.4(a), the Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable; and (without limiting the generality of the foregoing) the Committee may provide in the terms of individual Options that said Options expire immediately upon a Termination of Employment for any reason.

Section 4.5 - Consideration

         In consideration of the granting of the Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ of the Company, a Parent Corporation or a Subsidiary for a period of at least one year after the Option is granted. Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company, any Parent Corporation or any Subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporations and its Subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

Section 4.6 - Adjustments in Outstanding Options

         In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, combination of shares or otherwise, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share; provided, however, that, in the case of Incentive Stock Options, each such adjustment shall be made in such manner as not to constitute a "modification" within the meaning of Section 424(h)(3) of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

Section 4.7 -    Merger, Consolidation, Acquisition, Liquidation or Dissolution

         Notwithstanding the provisions of Section 4.6, in its absolute discretion, and on such terms and conditions as it deems appropriate, the Committee may provide by the terms of any Option that such Option cannot be exercised after the merger or consolidation of the Company with or into another





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corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock or the liquidation or dissolution of the Company; and if the Committee so provides, it may, in its absolute discretion and on such terms and conditions as it deems appropriate, also provide, either by the terms of such Option or by a resolution adopted prior to the occurrence of such merger, consolidation, acquisition, liquidation or dissolution, that, for some period of time prior to such event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a), Section 4.3(b) and/or any installment provisions of such Option.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

Section 5.1 - Person Eligible to Exercise

         During the lifetime of the Optionee, only he may exercise an Option granted to him, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

Section 5.2 - Partial Exercise

         At any time and from time to time prior to the time when any exercisable Option or exercisable portion thereof becomes unexercisable under
Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares and the Committee may, by the terms of the Option, require any partial exercise to be with respect to a specified minimum number of shares.

Section 5.3 - Manner of Exercise

         An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section 4.4 or Section 4.7:

         (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Committee; and

         (b) (i) Full payment (in cash or by check) for the shares with respect to which such Option or portion is thereby exercised; or

                 (ii) Subject to the Committee's consent, shares of Common Stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate Option price of the shares with respect to which such Option or portion is thereby exercised; or





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                 (iii)  Subject to the Committee's consent, full payment in any other form approved by the Committee, consistent with applicable law and the Plan; or

                 (iv) Any combination of the consideration provided in the foregoing subsections (i), (ii) and (iii); and

         (c)  On or prior to the date the same is required to be withheld:

                 (i) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (ii) Subject to the Committee's consent, full payment by delivery to the Company of shares of the Common Stock owned by the Optionee duly endorsed for transfer to the Company by the Optionee or other person then entitled to exercise such Option or portion with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iii) Subject to the Committee's consent, full payment by retention by the Company of shares of Common Stock to be issued pursuant to such Option exercise with an aggregate Fair Market Value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

                 (iv) Any combination of payments provided for in the foregoing subsections (i), (ii) or (iii);

         provided that if and to the extent required by Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), an election to make full payment by the means described in Section 5.3(c)(ii) or 5.3(c)(iii) shall be made more than six months after grant of the Option and either (x) made and the Option exercised only during the period beginning of the third business day following the date of release of quarterly or annual summary statements of sales and earnings of the Company and ending on the twelfth business day following such date, or (y) irrevocably made more than six months prior to the date the amount of tax to be withheld is determined in the case of Sections 5.3(c)(ii) and 5.3(iii); and

         (d) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

         (e) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.





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Section 5.4 - Conditions to Issuance of Stock Certificates

         The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

         (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

         (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

         (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

         (d) The payment to the Company (or other employer corporation) of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option; and

         (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience.

Section 5.5 - Rights as Stockholders

         The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

Section 5.6 - Transfer Restrictions

         The Committee, in its absolute discretion, may impose such restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of stock, acquired by exercise of an Incentive Stock Option, within two years from the date of granting such Option or one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Incentive Stock Option refer to such requirement to give prompt notice of disposition.





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
                                   ARTICLE VI

                              AWARD OF BONUS STOCK

Section 6.1 - Award of Bonus Stock

         Stock bonuses awarded to any Executive under the Bonus Plan shall be awarded as Bonus Stock pursuant to this Article VI.

Section 6.2 - Value of Bonus Stock

         Each share of Bonus Stock shall be valued at 100% of the Fair Market Value of a share of Common Stock on the date such Bonus Stock is awarded.

Section 6.3 - Terms of Bonus Stock

         The Committee shall from time to time, in its absolute discretion, determine the terms and conditions applicable to such Bonus Stock, consistent with this Plan.

Section 6.4 - Issuance of Bonus Stock

         Upon the determination of the number of shares of Bonus Stock which the Executive shall receive pursuant to the Bonus Plan and Section 6.2(b), the Committee shall instruct the Secretary of the Company to issue such Bonus Stock and may impose such conditions on the issuance of such Bonus Stock as it deems appropriate. Notwithstanding anything to the contrary contained herein, bonus stock to be awarded from time to time to an executive officer of Canada Safeway Limited or Lucerne Foods Ltd. may be first issued to either or both of such subsidiaries for distribution to such executive officer.

                                  ARTICLE VII

                              TERMS OF BONUS STOCK

Section 7.1 - Bonus Stock Agreement

         Bonus Stock shall be issued only pursuant to a written Bonus Stock Agreement, which shall be executed by the Executive and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan, including, but not limited to, such terms and conditions as may be required in order for the Bonus Stock to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code if the Committee determines, in its absolute discretion, that the award of Bonus Stock should so qualify.

Section 7.2 - Rights as Stockholders

         Upon delivery of the shares of Bonus Stock to the Bonus Stockholder or, if applicable, the escrow holder pursuant to Section 7.4, the Bonus Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Bonus Stock Agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the absolute discretion of the Committee, any extraordinary





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
distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.3.

Section 7.3 - Restriction

        All shares of Bonus Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Bonus Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Bonus Stock Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions on sale and other dispositions of the Bonus Stock and restrictions based on duration of employment with the Company; provided however, that by a resolution adopted after the Bonus Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Bonus Stock Agreement. Bonus Stock may not be sold or encumbered until all restrictions on such Bonus Stock are terminated or expire.

Section 7.4 - Custody of Stock

         The Secretary of the Company or such other escrow holder as the Committee may appoint may, if requested by the Committee, retain physical custody of each certificate representing Bonus Stock until all of the restrictions imposed under the Bonus Stock Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

Section 7.5 - Legend

         In order to enforce the restrictions imposed upon shares of Bonus Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Bonus Stock that are still subject to restrictions under Bonus Stock Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII

                                 ADMINISTRATION

Section 8.1 - Stock Option Committee

         (a) The Stock Option Committee shall consist of at least three persons (or such smaller number as may be permitted under Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, if and as such Rule is then in effect ("Rule 16b-3")) appointed by and holding office during the pleasure of the Board. No Options or Bonus Stock may be granted to any member of the Committee during the term of his membership on the Committee. No person shall be eligible to serve on the Committee unless he is then a "disinterested person" within the meaning of Rule 16b-3.

         (b) Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee shall be filled by the Board.

Section 8.2 - Duties and Powers of Committee

         It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Stock Option Agreements and the Bonus Stock Agreements, and to adopt such rules for the administration, interpretation and application of the Plan, the Stock Option Agreements and the Bonus Stock Agreements as are consistent therewith and to interpret, amend or revoke any such rules. Any such interpretations and rules in regard to Incentive Stock Options shall be consistent with the basic purpose of the Plan to grant "incentive stock options" within the meaning of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) are required to be determined in the absolute discretion of the Committee.

Section 8.3 - Majority Rule

         The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

Section 8.4 -    Compensation; Professional Assistance; Good Faith Actions

         Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its Officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees and Bonus Stockholders, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, the Options or the Bonus Stock, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                   ARTICLE IX

                                OTHER PROVISIONS

Section 9.1 - Options Not Transferable

         No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 9.1 shall prevent transfers by will or by the applicable laws of descent and distribution.

Section 9.2 -    Amendment, Suspension or Termination of the Plan

         The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board.
However, to the extent required by Rule 16b-3 or the Code, no action of the Board may, except as provided in Section 2.3, increase any limit imposed in
Section 2.1 on the maximum number of shares which may be issued on exercise of Options or as Bonus Stock, modify the Award Limit, modify the eligibility requirements of Section 3.1 and 6.1, reduce the minimum Option price requirements of Section 4.2 or extend the limit imposed in this Section 9.2 on the period during which Options and Bonus Stock may be granted or otherwise amend the Plan in a manner requiring stockholder approval as a matter of Regulation 16b-3, Section 162(m) of the Code or other applicable law, regulation or rule without approval of the Company's stockholders given within 12 months before or after the action by the Board. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option or Bonus Stockholder, impair any rights or obligations under any Option or Bonus Stock theretofore granted. No Option or Bonus Stock may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option or Bonus Stock be granted under this Plan after the first to occur of the following events:

         (a) The expiration of ten years from the date the Plan is adopted by the Board; or

         (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 9.3.

Section 9.3 -    Approval of Plan by Stockholders

         The original Plan was approved by the Company's stockholders in 1986. The first Amended and Restated Plan was approved by the Company's stockholders in 1990. The Plan was further amended effective October 10, 1991 and December 13, 1991 and, to the extent required by applicable law, such amendments were approved by the Company's shareholders in 1992. The 1994 Amended and Restated Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board's initial adoption of the 1994 Amended and Restated Plan. Options may be granted under the first Amended and Restated Plan, as amended in 1991, until the Company's stockholders approve the 1994 Amended and Restated Plan. In addition, Options and Bonus Stock may be granted under the 1994 Amended and Restated Plan prior to such stockholder approval; provided, however, that Options granted under the 1994 Amended and Restated Plan after the adoption of the 1994 Amended and Restated Plan by the Board but prior to such stockholder approval shall not be excisable prior to the time when the Plan is approved by the stockholders; provided, further, that if stockholder approval of Options and Bonus Stock granted under the 1994 Amended and Restated Plan after adoption has not been obtained at the end of said 12-month period, all such Options and Bonus Stock shall thereupon be cancelled and become null and void.

Section 9.4 -    Effect of Plan Upon Other Option and Compensation Plans

         The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

Section 9.5 - Titles

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.



                                   *  *  *  *


         I hereby certify that the foregoing Amended and Restated Plan was duly adopted by the Board of Directors of Safeway Inc. as of January 31, 1994.

         Executed on this ____ day of ____________, 1994.



                                        _____________________________
                                                            Secretary


                                   *  *  *  *


         I hereby certify that the foregoing Amended and Restated Plan was duly approved by the stockholders of Safeway Inc. on __________ __, 1994.

         Executed on this ____ day of ____________, 1994.


                                        _____________________________
                                                            Secretary